Fees Summary	Nov. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 579,600,000.00
Previously Paid Amount	0.00
Total Fee Amount	80,042.76
Total Offset Amount	0.00
Net Fee	$ 80,042.76
Final Prospectus	false